Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
July 31, 1999

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.3375%


Excess Protection Level
   3 Month Average  11.50%
      July, 1999  14.58%
      June, 1999  7.74%
      May, 1999  12.18%



Cash Yield                                              29.35%


Investor Charge Offs                                    7.09%


Base Rate                                               7.69%


Over 30 Day Delinquency                                 5.48%


Seller's Interest                                       75.73%


Total Payment Rate                                      12.03%


Total Principal Balance                                $2,060,468,120.17


Investor Participation Amount                          $125,000,000.00


Seller Participation Amount                            $1,560,468,120.17